SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                                               March 10, 1997
Date of Report (Date of earliest event reported) ------------------------------

                                 MILLENNIA, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

               1-12572                                   59-2158586
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    (Commission File Number)                  (IRS Employer Identification No.)


              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
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               (Address of principal executive offices) (Zip Code)


                                                             (972) 248-1922
 Registrant's telephone number, including area code ---------------------------


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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.


On March 10, 1997, the Registrant announced the formation of a new wholly-owned subsidiary, Millennia Entertainment, Inc., and named Mr. Jim Weinberg President of the subsidiary. The full text of the news release announcing these events follows:

FOR IMMEDIATE RELEASE

CONTACT:  Adrienne Beam (972)248-1922

MILLENNIA, Inc.
16910 Dallas Parway-Suite 100-Dallas, Texas 75248

NEWS RELEASE

MILLENNIA, INC. FORMS NEW UNIT TO ENTER THE HOME VIDEO MARKET.
-------------------------------------------------------------

DALLAS, TEXAS - March 10, 1997 - Millennia, Inc. (Amex:"IA") announced today that it has formed a new wholly owned subsidiary, Millennia Entertainment, Inc. and has named Jim Weinberg as the unit's new President.

Millennia Entertainment is in the process of acquiring an extensive film library from various sources, consisting of both public domain films and original programming. It is the company's goal to establish itself as the leading source for master quality film classics for under $10- a timeless collection of treasured films and original programming.

Mr. Jim Weinberg, the co-founder of Digital communications Technology Corporation (Amex: "DCT") has resigned from DCT after helping to guide his former company since 1987, to accept the appointment as the President of the new unit. As co-founder of DCT, Mr. Weinberg was instrumental in helping to build DCT from its infancy to a profitable company with current annualized sales in excess of $30 million.

Millennia Entertainment is headquartered in Dallas, Texas with a regional East Coast office in Hollywood, Florida.

The information in this news release includes certain forward looking statements that are based upon assumptions that in the future may prove not have been accurate and are subject to significant risks and uncertainties, including statements to the future financial performance of the Company. Although the Company believes that the expectations reflected in its forward looking statements are reasonable, it can give no assurance that such expectations or any of its forward looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, succesful performance of internal plans, product development and acceptance, the impact of competitive services and pricing, genergal economic risks and uncertainties.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MILLENNIA, INC.



                                                /s/ Kevin B. Halter
                                         By:  --------------------------------
                                                Kevin B. Halter, President


Dated:  March 14, 1997